Exhibit 99.1

Shareholder Meeting

PrPresentation

June 2013

NASDAQ: ADES WWW.ADAES.COM

T

Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC,

revenues, earnings, cash flows and other financial measures; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietarp pp g p p p y technologies; scope, timing and impact of current and anticipated regulations and legislation; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters. These statements are based on current expectations,

estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws,

regulations and IRS interpretations or guidance, governmentfunding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms;

impact of competition; availability, cost of anddemand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties;

seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange

Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our

SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

©

ADA ES I

Providing emission control solutions to the power industry for th ADA-ES, Inc.

more than 30

years

? Portfolio of proprietary, low CAPEX technologies to meet pollution control mandates. 17 patents issued or allowed

? Customers include most of the leading electric power companies

? Strong (and growing) cash flows from Refined Coal business through

2021

? Emission Control at early stage of compliance ramp. Near-term equipment market, longer-term consumables supply market

? 10M shares outstanding, no significant LT debt, $22M in cash at 1Q13

Near-term growth opportunities

Refined Coal

- 28 facilities eligible for Section 45 Tax Credits of \$6.59/ton (escalating) through 2021
- 5 facilities leased/sold to investors generating more than \$50M in annual payments
- Remaining facilities expected to be leased/sold by YE2014
- Expect \$200M in annual segment revenues at +90% margin
- Joint Venture:
  42.5% ADA
  42.5% NexGen
  15% Goldman Sachs

Emissions Control Equipment

- MATS rule took effect in 2012, compliance by 2015
- Rule creates \$1B market for equipment
- ADA leading provider of equipment to meet MATS
  - Activated Carbon Injection Systems
  - Dry Sorbent Injection Systems
- Equipment backlog of \$32.7M at 1Q13, up from \$25.3M at 4Q12 and \$4.6M at 1Q12

Mercury Control Consumables

- MATS to create annual market of \$1-\$2B for consumables to control mercury
- ADA offers proprietary chemical technology applied prior to combustion as alternative to the use of activated carbon
- Addressable market of ~600M tons of western coal per year

© 2013 ADA-ES
-3-
Advancing Cleaner Energy

PORTFOLIO OF EMISSIONS CONTROL SOLUTIONS

SCRDe NOx

Flue Gas Desulfurization (FGD) Scrubber

Coal Bunker

Filter or ESP

Air Preheater

Boiler

M-ProveTM

Technology Refined Coal

Flue Gas

Conditioning

Activated Carbon

Injection (ACI)

Dry Sorbent

Injection (DSI) Refined Coal- $0 cost to utility

M-ProveTM Technology $0 capex,

$1-$4/ton reduced compliance cost

ACI/DSI- $1-$3M in capex

© 2013 ADA-ES, Inc.

Scrubber, SCR- $100M+

in capex

Large E&C

firms

EXPECTED REVENUE MIX TRAJECTORY

GOLDMAN SACHS

15%

© 2013 ADA-ES, Inc. -5-

REFINED COAL

CLEAN COAL SOLUTIONS, LLC (CCS)

CLEAN COAL SOLUTIONS JV

OWNERSHIP STRUCTURE

NEXGEN

ADA

42.5%

GOLDMAN SACHS

15%

42.5%

© 2013 ADA-ES, Inc. -6-

REFINED COAL: *MONETIZATION DYNAMICS*

Each RC facility can be leased or sold to generate revenue, or operated by CCS for tax credit benefits to offset future tax obligations

CCS Receives:
~$3+/ton in consolidated payments, net $1.50-$2/ton to ADA of pre-tax income after payments to ADA's JV partners

RC Investor

Receives: (a)$6.59/ton tax credit through RC production, and (b) tax deductions for rental, utility and operating expenses

Pays: ~$1/ton to utility, ~$2/ton for operating expenses and ~$3+/ton to CCS



Utility

Receives: value of $1.00 - $4.00 / ton for emissions reduction

Payment of ~$1/ton from RC investor

- **Requirements to commence operations:**
  - Operating permits obtained from each relevant state
  - Approval from Public Utilities Commissions (PUC) in regulated states
  - Approval from coal and transportation companies
  - Approval from plant owners
  - Contracts negotiated and signed among CCS, RC investor and power companies
- **3 RC investors currently engaged**
- **Working with additional RC investors for remaining RC facilities**

© 2013 ADA-ES, Inc.
-7- Advancing Cleaner Energy

REFINED COAL:

FINANCIAL RESULTS OF RETAINING TONS AND TAX CREDITS

CCS may operate an RC facility, retaining the tax credits, prior to finalizing contracts with the RC investor

$20

Ms

$15

Cost of retained tons

Tax credits generated

Retained RC Results (CCS)

$5

$10

$0

1Q12 2Q12 3Q12 4Q12 1Q13

$

Cumulative Tax Credits Generated (CCS)

Ms

Note: ADA’s 42.5% share of tax credits

included in net deferred tax assets NDTA

$20 $30

$40 $50 60

© 2013 ADA-ES, Inc. -8-

assets. are offset by a valuation allowance as

discussed in the footnotes to the financial

statements. $0 $10 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13

Update on 28 Refined Coal Facilities


5 facilities generating $50M + in annual revenues
~15MT/yr
1 facility currently retained, expected to be leased in 2Q13
~4MT/yr
2 facilities retained by CCS
~2MT/yr
1 facility currently retained (since early June), expected to be leased in early 3Q13
~3MT/yr
Operating
1 facility with lease contracts finalized, waiting on PSC approval to begin operation
~3MT/yr
6 facilities in various stages of negotiations. Expected to be leased/sold in 2013/2014
~22MT/yr
12 facilities to use M-45-PC technology. First expected to be operating in 2H13
~60MT/yr
Not currently operating

© 2013 ADA-ES, Inc.

-9-
Advancing Cleaner Energy

CalibriFinancial Impact of RC Operations

Expected consolidated gross profits ($000)

Facilities Status 2Q13E

RC Facilities # 1]7

5 facilities leased/sold at 1Q13,

2 retained by CCS

$11.6 $14.0

3Q13E

RC Facility #8

Operated by CCS, expect to be

leased by the end of 2Q13

($2.9) $3.5

RC Facility #9

Not operating, contracts are final,

waiting for PSC approval

$0.0 $3.4

RC F ili #10

Commenced operations by CCS in

($0 6) Facility $1 0 *

p y

June, expect to be leased in 3Q13

0.6) 1.0 RC Facilities #11]28

Not operating, certain facilities are

in various stages of negotiation

$0.0 $0.0

$8.1 $21.9

* Expect $2.5M of Gros s Margin per quarter beginning 4Q13

Note:

ADA 42.5% of Clean Coal Solutions

Consolidated Gross Margin from RC

© 2013 ADA-ES, Inc. -10-

owns

EMISSIONS CONTROL

ACTIVATED CARBON INJECTION SYSTEMS DRY SORBENT INJECTION SYSTEMS

Installed/installing ACI systems on over 60

boilers at coal-fired power plants Sold through our BCSI subsidiary

GOLDMAN SACHS

15%

© 2013 ADA-ES, Inc. -11-

ArialSegoeUIEMISSION CONTROL ($ IN MILLIONS)

EC Revenues and Backlog

. MATS market developing as expected

. $1-$2B market for consumables to control mercury starting in 2016

Recently announced more than . $30M in new awards

. ADA is prepared for this market

- Supply agreements already in place, engineering capabilities expanded

- Ample (and growing) cash balance

© 2013 ADA-ES, Inc. -12-

ACI MARKET SHARE

Boilers treated by ACI systems

© 2013 ADA-ES, Inc.

Source: ICAC

ArialMERCURY CONTROL: M-PROVETM TECHNOLOGY

. Patented technology designed to enable Western

coals to burn with lower mercury emissions

– U.S. burns up to 600M tons of Western Coal per year

. $1.00-$4.00/ton in benefits to customer

. Technology has been licensed to Arch Coal to apply

to their PRB coals at the mine

– Royalty agreement: payments to ADA of up to $1.00/ton

based on a portion of the premium paid on treated coal

sales

. ADA retains rights to apply technology at power

plants

. Initial market: states with mercury regulations

already in place

. MATS expected to create market starting in 2016

. Continued demonstration of technology to

customers

© 2013 ADA-ES, Inc. -14-

ArialSegoeUICO2 CAPTURE: OVERVIEW

. Developing proprietary solid sorbent capture

technology to capture CO2 from flue gas in

conventional coal-fired boilers

. DOE and industry funding:

- Phase I - $3.8 M R&D at 1 KW pilot plant

completed in 2011

Ph II $20 5 M 51 h - Phase - 20.5 M, 51-month contract to scale-up technology to 1 MW

• Entered Fabrication and Construction phase of 1 MW

plant in June 2012, estimated completion in October

2013

• Testing in 2014

. Advantages over competing technologies:

- For customer: lower cost and less parasitic energy

- For ADA: continuous revenues from sale of

proprietary chemical sorbents

© 2013 ADA-ES, Inc. -15-

ArialK T k

. RC opportunities expected to provide substantial growth in

Key Takeaways

pp p p g

revenues, profits and cash flows in 2013, and consistent

revenue streams through 2021

. MATS compliance requirements are driving significant

near-term market for equipment

. M-ProveTM technology and royalty opportunity expected to

produce additional growth beyond MATS equipment market

. Developing solid sorbent capture technology to capture

CO2 from flue gas in conventional coal-fired boilers

© 2013 ADA-ES, Inc. -16-

REORGANIZATION STRUCTURE

Advanced Emissions Solutions,

Inc.

Nasdaq: ADES

(Holding Company)

Operating Companies

ADA-ES, Inc.

BCSI, LLC

Clean Coal Solutions, LLC

42 5% ADA ES Inc

100% owned ADES

100% owned ADES

42.5% owned ADA-ES, Inc.

BALANCE SHEET HIGHLIGHTS

3/31/13 12/31/12 $s in Millions

Cash & Cash Equivalents $21.9 $9.7

Working Capital, net of

deposits and deferred

revenues

$22.1 $1.6

Long-term Liabilities, net

of deferred revenues* $5.7 $5.6

Shares Outstanding 10.1 10.0

*Long-term liabilities at 3/31/13 include $13.3M of deferred revenue related to Clean Coal, as shown on the balance © 2013 ADA-ES, Inc. -18-

sheet

FINANCIAL SUMMARY:
Q1 2013 vs. Q1 2012

$ in Ms	2013	2012
Revenues	$68.3	$18.2
Gross Margin / Margin %, Including Coal Sales	$9.7 / 14%	$4 / 22%
Adjusted Gross Margin / Margin %, Excluding Coal Sales and Retained Tonnage Operating Expense*	$16.2 / 70%	$6.4 / 76%
Net Income (Loss)	$(2.2)	$(2.4)

- Retained tonnage has a dominating impact on GAAP Income Statement
  - ~$45M of 1Q13 revenues and costs are due to coal sales and purchases relating to retained RC facilities
  - ~$6.5M of 1Q13 operating expenses are due to ~1.9M retained tons, which generated $12.6M in tax credits
  - Financial benefit of tax credits generated will not been seen until future quarters due to valuation allowance

*See appendix for explanation of non-GAAP financial measures

© 2013 ADA-ES, Inc.

-19-

Advancing Cleaner Energy

REFINED COAL

$(000)	For the Three Months Ended March 31, 2013	For the Three Months Ended March 31, 2012	For the Three Months Ended 31-Dec-12
Rental income	$ 12,213	$ 5,391	$ 9,802
Coal sales	44,960	9,773	51,365
Other income	950	10	11
Total RC Revenues	**$ 58,123**	**$ 15,174**	**$ 61,178**
Cost of Revenues	$ 51,469	$ 12,043	$ 57,984
Gross Margin	$ 6,654	$ 3,131	$ 3,194
Gross Margin Percentage	*11%*	*21%*	*5%*
Adjusted Gross Margin*	$ 13,144	$ 5,572	$ 9,656
*Adjusted Gross Margin Percentage**	*99%*	*99%*	*98%*

** Adjusted gross margin and adjusted gross margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses.*

See Appendix for explanation of non-GAAP measures.

Operating Statistics (millions)	2013	2012	31-Dec-12
Tons for leased facilities	3.2	1.4	2.5
Tons retained	1.9	0.3	2.1
Total tons treated	5.1	1.7	4.6
Tax Credits generated by JV - retained tons	$ 12.6	$ 1.7	$ 13.3
Tax Credits to ADA (42.5%)	$ 5.4	$ 0.7	$ 5.7

- CCS operated 8 facilities in 1Q13, 5 of which were leased/sold to RC investors at Quarter-end
  - In 1Q13 the three+ RC facilities operated by Clean Coal incurred operating expenses of $6.5M but generated $12.6M in tax credits
  - The operation of these units included $45M in pass through coal purchases/sales

© 2013 ADA-ES, Inc.

-20-
Advancing Cleaner Energy

Appendix

© 2013 ADA-ES, Inc.

NON-GAAP FINANCIAL MEASURES

© 2013 ADA-ES, Inc.

Business Segments

Refined Coal

- CyClean™, M-45™ and M45-PC™ technologies reduce mercury and NOx emissions and qualify for Section 45 Tax Credits of $6.59 per ton for next 8 years
- Each facility can be leased or sold to generate revenue or operated by Clean Coal for tax credit benefit
- 42.5% stake in Clean Coal Solutions JV with NexGen & Goldman Sachs

Emissions Control Systems

- Regulations have created $1B market for MATS technologies
  - Activated Carbon Injection: control mercury
  - Dry Sorbent injection: control acid gases
  - Carbon Mitigation strategies for Hg re-emissions in WFGD
  - Non-SO_3 based LFGC Technology for ESP resistivity enhancement
- Coal treatment technology to reduce mercury emissions; licensed to Arch Coal

CO_2 Capture

- Developing technology to capture CO_2 from flue gas in coal-fired boilers
- Ongoing research partnership with Department of Energy and Southern Company
- 1MW pilot plant under construction. Testing in 2014







© 2013 ADA-ES, Inc. Confidential and Proprietary Information

Advancing Cleaner Energy

Coal Energy

- Coal expected to provide ~ 40% of America's electricity in 2035 according to Department of Energy
- 1,200 existing coal-fired power plants in the US generate the majority of the nation's electricity, and consume ~ 900M to 1B tons of coal each year
- EPRI estimates that the coal-fired power industry will invest $275 billion in retrofits through 2035
- Lower coal prices benefit our customers
- 11 new coal-fired power projects currently have permits and are expected to begin construction in the next year
- The energy in America's recoverable coal reserves is equivalent to 1 trillion barrels of oil - about equal 2/3rds of the world's known reserves
- In order to maintain its leadership position, coal must burn cleaner


SOURCES OF U.S. ELECTRICITY, 2011
1%
19%
13%
25%
42%
Coal
Natural Gas
Nuclear
Renewables
Petroleum

Source: U.S. EIA, March 2012

Advancing Cleaner Energy
© 2013 ADA-ES, Inc.

PORTFOLIO OF EMISSIONS CONTROL SOLUTIONS

SCR

DeNOx

Flue Gas Desulfurization

(FGD) Scrubber

Coal

Bunker

Filter

ESP

Air

Preheater or Boiler

Scrubber

Additive M-Prove TM

Technology

Refined Coal Flue Gas

Conditioning

Activated Carbon

Injection (ACI)

Dry Sorbent

Injection (DSI)

© 2013 ADA-ES, Inc.

Refined Coal: Introduction & Overview

- The American Jobs Creation Act of 2004, Section 45 of the IRC: contains provisions to incentivize the production of pollution mitigating Refined Coal (RC) via annually escalating tax credits per ton of coal burned. RC reduces mercury by 40%+ and NOx emissions by 20%+ when that coal is burned.

- Clean Coal Solutions ("CCS") JV offers three technologies that produce Section 45 Refined Coal
  - The **CyClean™**, **M-45™** and **M-45-PC™** technologies provide on-site, proprietary pre-treatment to Powder River Basin (PRB) and Lignite coals for use in cyclone boilers, circulating fluid bed boilers and pulverized coal boilers.

Key Dates

- **June 2010**: Clean Coal Solutions commences operations at first two RC facilities
- **December 2010**: Congress extends "placed-in-service" deadline for new RC facilities to 12/31/11
- **January - December 2011**: CCS fabricates, installs and "places-in-service" 26 additional RC units able to qualify for Section 45 tax credits
- **June 2011**: an affiliate of Goldman Sachs purchases a 15% stake in CCS for $60M
- **2012 - 2014:** CCS focused on capturing the value of Section 45 tax credits

© 2013 ADA-ES, Inc.

Advancing Cleaner Energy

ArialSegoeUIQ1 2013 Refined Coal Highlights

. A 5th RC facility sold to a new RC investor- $20M upfront

payment, $ 5M more with p y , receipt of PLR in 2013

- The 5 leased/sold RC facilities are expected to produce

more than $50M in annual revenues

. Restructured leases with our first RC investor

. M-45-PC TM technology demonstrated successfully at

several sites

- Tested at four plants with six boilers

- First PC facility expected to be operating as early as the

2H13

© 2013 ADA-ES, Inc.

REFINED COAL:

FINANCIAL IMPACT OF CONVERTING A RC FACILITY FROM CCS OPERATION

TO 3RD PARTY RC INVESTOR

3rd CCS Consolidated financial example for a 3 MT/yr facility

$10

$15 $12M/yr

~$9M

CCS Self Monetization 3 Party RC Investor

$5

ons

Operating

CAPEX

$-

Millio

($2M)

Payment from

RC investor

Expense

Cash at Closing

( Pre-Paid Rent)

$(10)

$(5)

($9M/yr)

)

$(15)

© 2013 ADA-ES, Inc.

CONTACTS

Michael D. Durham, Ph.D., MBA

President & CEO

Graham Mattison

Vice President, Investor Relations

(646) 319 1417

Mark H. McKinnies

SVP & CFO

646)-319-graham.mattison@adaes.com

© 2013 ADA-ES, Inc.